EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of CB Financial Services, Inc. (the “Company”) for the quarter ended June 30, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, John H. Montgomery, President and Chief Executive Officer of the Company, and Jamie L. Prah, Executive Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 9, 2024	/s/ John H. Montgomery
John H. Montgomery
President and Chief Executive Officer

Date:	August 9, 2024	/s/ Jamie L. Prah
Jamie L. Prah
Executive Vice President and Chief Financial Officer